Exhibit 10.1

                              FIRST MARINER BANCORP
                        2003 EMPLOYEE STOCK PURCHASE PLAN

          1.  Purpose.  The purpose of this 2003  EMPLOYEE  STOCK  PURCHASE PLAN
("Plan") is to provide all eligible employees of FIRST MARINER BANCORP, a Maryland corporation, and its participating subsidiaries (collectively referred to as the "Company") with an opportunity to acquire an interest in the Company through the ownership of shares of common stock, par value $.05 per share ("Common Stock") of the Company through payroll deductions. The Plan is intended to permit eligible employees to acquire or increase their proprietary interest in the growth and success of the Company, and to encourage them to remain in the employ of the Company.

          2. Administration. The Plan shall be administered by the Company's Compensation Committee (the "Committee"). Subject to the provisions of the Plan and applicable law, the Committee is authorized to interpret the Plan and to prescribe, amend and rescind rules and regulations relating to the Plan and to any options granted thereunder, and to make all other determinations necessary or advisable for the administration of the Plan. These determinations shall be final and binding upon all persons unless otherwise determined by the Board of Directors (the "Board"). A quorum of the Committee shall consist of a majority of its members. The Committee may act by vote of a majority of its members at a meeting at which a quorum is present; or without a meeting if written consent setting forth the action taken is signed by all members of the Committee. Members of the Committee shall not be permitted to participate in the Plan. No member of the Committee shall vote upon or decide any matter relating to a member of his or her immediate family or to any rights or benefits of a member of his immediate family under the Plan. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under it.

          3. Options Restricted to Employees. The options granted under the Plan shall only be granted to eligible employees of the Company or its participating subsidiaries to purchase shares of the Company's Common Stock. The term "participating subsidiary" shall mean any subsidiary of the Company that is designated by a resolution of the Board of the Company to participate in the plan.

          4. Limitation on Aggregate Shares; Adjustments.

              (a) Shares Reserved. The Company has reserved 100,000 shares of Common Stock, par value $.05 per share, for issuance upon the exercise of options granted under the Plan, subject to adjustment as set forth below. The Company may use authorized, unissued shares to fund the Plan. The Company may also repurchase outstanding shares, including shares purchased in the open market, upon such terms as the Company may approve, for delivery under the Plan. The maximum number of shares of the Company's Common Stock available for sale in any offering period will be established by the Committee from time to time, prior to an offering period for all options to be granted during such offering period, subject to adjustment pursuant to this Section. If any option granted under the Plan shall terminate, be forfeited or expire unexercised, in whole or in part, the shares so released from such option may be made the subject of additional options granted under the Plan. The Company shall reserve and keep available such number of shares as will satisfy the requirements of all outstanding options granted under the Plan.

              (b) Adjustments Upon Changes in Capitalization. If the outstanding shares of Common Stock of the Company shall at any time be changed or exchanged by declaration of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation or other corporate reorganization in which the Company is the surviving corporation, the number and kind of shares subject to this Plan (including shares reserved under this Plan, subject to options granted hereunder or credited or issued to Participants hereunder) and

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option prices shall be  appropriately  and equitably  adjusted so as to maintain the proportionate number of shares without changing the aggregate purchase price. The determination of the Committee as to the terms of any such adjustment shall be conclusive.

              (c)  Adjustments  Upon   Dissolution,   Liquidation  or  Corporate
Reorganization. In the event of a dissolution or liquidation of the Company, or a merger, consolidation, sale of all or substantially all of its assets, or other corporate reorganization in which the Company is not the surviving corporation, or any merger in which the Company is the surviving corporation but the holders of its Common Stock receive securities of another corporation, any outstanding options hereunder shall terminate and the amount in each participating employee's account shall be refunded. The existence of the Plan or options hereunder shall not in any way prevent any transaction described herein and no holder of any option shall have the right to prevent such transaction.

          5. Participation.

              (a) Eligibility. All full-time regular employees of the Company and its participating subsidiaries with 30 days or more of continuous employment with the Company and/or its participating subsidiaries will be eligible to participate in the Plan (a "Participant"). The term "full-time regular employee" includes persons whose customary employment with the Company is at least 20 hours per week and more than five months per calendar year. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave. No member of the Board who is not an employee of the Company or a subsidiary or who is a member of the Committee will be eligible to participate.

              (b) Ownership Limitations. No Participant may be granted an option to purchase shares under the Plan if such Participant, immediately after the option is granted, owns stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any subsidiary. For purposes of the preceding sentence, the rules of Section 424(d) of the Code shall apply in determining the stock ownership of an employee, and stock which the employee may purchase under outstanding options shall be treated as stock owned by the Participant.

              (c) Annual Dollar Limitations. No Participant shall be granted an option which permits his or her right to purchase shares under this Plan, and any other stock purchase plan of the Company, to accrue at a rate which exceeds $25,000 of fair market value of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

          6. Payment Periods. Each bi-weekly pay period, commencing each Sunday and ending the following Saturday two weeks later is a "Payment Period" during which payroll deductions will be accumulated under the Plan. The Committee, in its discretion, may establish other Payment Periods for certain designated classes of Participants.

          7. Election to Participate.

              (a) Authorization Form. An eligible employee may enroll as a Participant in the Plan at any time by completing and forwarding a payroll deduction authorization form to the Company. The form will authorize automatic payroll deductions for each pay period commencing on the Offering Commencement Date (as defined below) next succeeding receipt of the authorization form by the Company, and continuing until (i) the Participant changes the amount of such payroll deductions pursuant to Section 7(c); (ii) the Participant becomes an

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ineligible  employee or withdraws from  participation  from the Plan pursuant to
Section 8; (iii) the Plan is suspended or terminated  pursuant to Section 24; or
(iv) the Committee otherwise determines. The form will state the amount of salary or wages to be deducted regularly from the Participant's pay and will authorize the purchase of stock for the employee in accordance with the terms of the Plan. The authorization form will contain an undertaking by the Participant to notify the Company in the event that the Participant disposes of any shares purchased under the Plan within two years after the date of the granting of the option to purchase such shares or one year after the date of purchase.
Enrollment will become effective as soon as practicable after the Company's receipt of the authorization form. The Offering Commencement Date means the first business day of the calendar quarter applicable to an offering to Participants of options to purchase shares (an "Offering").

              (b) Payroll Deductions. The Company will maintain payroll deduction accounts for all Participants. No interest will be paid on such accounts. A Participant may authorize payroll deductions not less than $10 per Payment Period but not more than $250 per Payment Period or a lesser amount if so determined by the Committee during a Payment Period.

              (c) Changes in Payroll Deductions. A Participant may at any time (but in no event more than twice during the any calendar year) increase or decrease the Participant's payroll deduction by completing and forwarding a new payroll deduction authorization form to the Company in accordance with this
Section 7. The change may not become effective sooner than the next Payment Period after the Company's receipt of the form.

          8. Withdrawal from the Plan. A Participant may withdraw from the Plan, in whole but not in part, by submitting written notice of withdrawal to the payroll department. As soon as practicable following receipt of such notice, the Company will refund to the Participant the entire cash balance accumulated in the Participant's account and will issue to the Participant a stock certificate representing the number of full shares credited to his or her account.

          9. Grant of Options.

              (a) Quarterly Offerings. The Plan shall be implemented by Offerings to Participants of options to purchase shares. Offerings shall be made each calendar quarter. Each Offering shall commence on the Offering Commencement Date and shall terminate on the last business day of the calendar quarter applicable to the Offering (the "Offering Termination Date"). Offerings shall continue to be made under the Plan until the later of (i) the date the maximum number of shares identified in Section 4 has been purchased pursuant to Options granted hereunder, or (ii) the Plan is terminated or suspended pursuant to
Section 24. The Committee shall have the power to change the duration of Offerings (including the commencement dates thereof) with respect to future Offerings, without shareholder approval, if such change is announced at least two (2) days prior to the scheduled beginning of the first Offering to be affected thereafter.

              (b) Granting of Options. On the Offering Commencement Date of each Offering Period, each Participant shall be granted an option to purchase on each Offering Termination Date during such Offering Period a number of shares determined by dividing such Participant's accumulated payroll deductions credited to the Participant's account as of the Offering Termination Date by the Exercise Price specified in Section 9(c) below, provided that such purchase shall be subject to the limitations set forth in Sections 5(b) and (c) hereof. An option granted under this Plan shall not result in income upon the receipt of the shares subject to the option to the extent that the Participant (other than the Participant's estate where the Participant is deceased) does not dispose of the shares (i) two years from and after the date the option is granted, and (ii) one year after the date the shares are issued to the Participant.

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              (c) Exercise Price . The exercise  price for each share  purchased under this Plan will not be less than 90% of the fair market value of the Common Stock on the Offering Termination Date ("Exercise Price"). The fair market value of the Common Stock on a given date shall be determined by the Committee as follows: If the Common Stock is listed on an established national or regional stock exchange, is quoted on a quotation system of the Nasdaq Stock Market, Inc., or is publicly traded in an established securities market, the fair market value shall be the closing price of the Common Stock on such exchange or system or in such market (the highest such closing price if there is more than one such exchange or market) on such date or, if such date was not a trading date, on the trading date immediately preceding the such date (or, if there is no such closing price, then the Committee shall use the mean between the highest bid and the lowest asked prices or between the high and low prices on such date). If there is no established market for the Common Stock, then the fair market value shall be established by the Committee in good faith.

          10. Exercise of Options and Purchase of Shares. Unless a Participant withdraws from the Plan as provided in Section 8 hereof, or except as otherwise provided in the Plan or determined by the Committee, an option granted to a Participant hereunder shall be deemed to have been exercised automatically on the Offering Termination Date applicable to such option. Such exercise shall be for the purchase, on or as soon as practicable after the Offering Termination Date, of the number of full shares that the accumulated payroll deductions credited to the Participant's account as of the Offering Termination Date will purchase at the applicable Exercise Price (but not in excess of the number of shares for which an Option has been granted to the Participant pursuant to
Section 9). The Participant's account shall be charged for the amount of the purchase, and the Participant's ownership of the shares purchased shall be appropriately evidenced on the books of the Company. Subsequent shares, if any, covered by the Participant's option will be purchased in the same manner on the next Offering Termination Date, whenever sufficient funds to purchase one or more full shares have again accumulated in the Participant's account. If the total number of shares for which options are exercised on any Offering Termination Date exceeds the maximum number of shares reserved under the Plan, the available shares shall be allocated by the Committee among Participants in such manner as it deems equitable.

          11. Restrictions.

              (a) Rights Not Transferable. No option shall be transferable by a Participant other than by will and the laws of descent and distribution. Options shall be exercisable only by the Participant during his or her lifetime and only in the manner set forth herein. Options may not be assigned, pledged or hypothecated, and shall not be subject to execution, attachment or similar process.

              (b) Other Restrictions. The Company's obligation to sell and deliver shares under this Plan is subject to compliance with all applicable state and federal laws and regulations, compliance with the rules of any stock exchange or quotation service (such as the Nasdaq National Market) on which the Company's securities may be listed, and approval of such federal and state authorities or agencies as may have jurisdiction over the Plan or the Company.

          12. Participants' Accounts.

              (a) Accounts. The Company shall cause to be maintained payroll deduction accounts for all Participants. Payroll deductions made from a Participant's compensation shall be credited to the Participant's account, and shall be applied for the purchase of shares pursuant to Section 10. No interest shall be paid or allowed on any payroll deductions credited to a Participant's account. At the time of purchase, each Participant will immediately acquire full beneficial ownership of all shares purchased for his or her account. All shares will be registered in the name of a nominee for the account of the Participant until delivery is requested. Stock certificates will be issued to Participants

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only  upon  their  request  or at the  time  of  termination  of the  Plan  or a
Participant's withdrawal from the Plan or termination of participation in the Plan pursuant to Section 14 hereof. Stock certificates will be issued only in the name of the Participant as it appears on the Participant's payroll deduction authorization form, or in the Participant's name jointly with a member of the Participant's family, with right of survivorship. A Participant who requests a stock certificate prior to termination of the Plan or upon his or her withdrawal from the Plan or termination of participation in the Plan may not receive such stock certificate until such time as his or her account is credited with at least 50 full shares, and may not in any event receive more than one full stock certificate in any calendar quarter.

              (b) Quarterly Statements. Each Participant will receive a quarterly statement from the Company as soon as practicable following the end of each Offering. The statement will reflect the total amount of deductions for the Participant's account during such Offering period, the purchase prices, and the amount of cash held at the end of the period.

              (c) Notices to Stockholders. The Company will deliver to each Participant as promptly as practicable by mail or otherwise, all notices of meetings, proxy statements and other materials distributed by the Company to its stockholders. There will be no charge to Participants for the Company's retention or delivery of stock certificates, or in connection with notices, proxies or other such material.

          13. Rights as a Stockholder. None of the rights or privileges of a stockholder of the Company shall exist with respect to shares purchased under this Plan unless and until a stock certificate representing such shares shall have been issued to the nominee for each Participant employee or directly to the Participant. In the case of shares held in the name of the nominee holder, such rights and privileges shall only inure indirectly to the Participant as a beneficial owner, and the Company shall be entitled to treat the nominee as the record owner of such shares.

          14. Rights on Retirement, Death or Termination of Employment. A Participant's participation in the Plan shall terminate immediately upon such Participant's retirement, death, or termination of employment. No payroll deduction shall be taken from any pay due and owing to a Participant at such time, and the balance in the Participant's account shall be paid to the Participant or, in the event of the Participant's death, to the Participant's estate or (with respect to a Participant who opened a joint account with right of survivorship) to the Participant's survivor, or to a designated beneficiary, as set forth in Section 15 hereof.

          15. Designation of Beneficiary. A Participant may file a written designation of beneficiary with respect to a person who is to receive any shares and/or cash that such Participant would be entitled to under the Plan. Such designation of beneficiary may be changed by the Participant at any time by written notice to the Company. Upon the death of a Participant and upon receipt by the Company of proof of identity and existence at the Participant's death of a beneficiary validly designated by the Participant under the Plan, the Company shall deliver such shares and/or cash to such beneficiary. No beneficiary shall, prior to the death of the Participant by whom he or she has been designated, acquire any interest in the shares or cash credited to the Participant under the Plan.

          16. Withholding. The Committee shall have the right to make such provisions as it deems appropriate to satisfy any obligation of the Company to withhold federal, state or local income or other taxes incurred by reason of the operation of the Plan.

          17. Application of Funds. All payroll deductions received or held by the Company under this Plan may be used for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

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          18.  Expenses  Related to the Plan. The Company will bear all costs of administering and carrying out the Plan.

          19. No Employment Rights. The Plan does not, directly or indirectly, create any right for the benefit of any employee or class of employment to purchase any shares under the Plan, or create in any employee or class of employees any right with respect to continuation of employment by the Company, and it shall not be deemed to interfere in any way with the Company's right to terminate, or otherwise modify, an employee's employment at any time

          20.  Share  Certificates.   Certificates  representing  shares  issued
pursuant to the Plan which have not been registered under the Securities Act of 1933 shall bear a legend to the following effect:

              "The shares represented by this certificate have not been registered under the Securities Act of 1933 and any state securities laws, and may not be assigned, transferred, pledged or otherwise disposed of without registration except upon presentation of evidence satisfactory to the Company that an exemption from registration is available."

          21. Registration. If the Company shall be advised by its counsel that shares deliverable upon any exercise of an option are required to be registered under the Securities Act of 1933, or that the consent of any other authority is required for their issuance, the Company may effect such registration or obtain such consent, and delivery of the shares by the Company may be deferred until registration is effected or consent obtained.

          22. Qualified Plan. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The provisions of this Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

          23. Amendment of the Plan. The Board of Directors may at any time, or from time to time, amend this Plan in any respect; provided, however, that without the prior approval of the holders of a majority of the shares of Common Stock of the Company then issued and outstanding and entitled to vote, no amendment shall be made (i) increasing or decreasing the number of shares approved for this Plan (other than as provided in Section 4), (ii) materially modifying the eligibility requirements for participation in the Plan, (iii) materially increasing the benefits accruing to Participants under the Plan, or
(iv) amending the Plan in any manner which will cause options issued under it to fail to meet the requirements of an "employee stock purchase plan" as defined in
Section 423 of the Internal Revenue Code.

          24. Termination or Suspension. The Committee shall have the power at any time to terminate or suspend the Plan and all rights of Participants under the Plan. Upon termination of this Plan all amounts in the accounts of Participants not applied to the purchase of shares hereunder shall be promptly refunded.

          25. Term of Plan; Effective Date. The Plan shall become effective upon its adoption by the Board, subject to approval of the Plan by the stockholders of the Company within 12 months of the date the Plan was adopted. Unless sooner terminated by the Board, the Plan shall continue in effect for a term of 10 years.

          26. Governing Law. The law of the State of Maryland will govern all matters relating to the Plan, except to the extent it is superseded by the laws of the United States.


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          The  undersigned,  who is the duly elected Chief Financial  Officer of the Company, hereby certifies that, this 2003 Employee Stock Purchase Plan was approved by the Board of Directors of the Company and became effective as of July 1, 2003.



                                        FIRST MARINER BANCORP


                                    By: /s/ Mark Keidel
                                        ----------------------------------------
                                        Mark Keidel
                                        Chief Financial Officer